UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

AMG PANTHEON FUND, LLC

AMG PANTHEON MASTER FUND, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

December 19, 2025

AMG PANTHEON FUND, LLC

AMG PANTHEON MASTER FUND, LLC

Dear Unitholder:

I am writing to you about an important proposal relating to AMG Pantheon Fund, LLC (the “Feeder Fund”) and AMG Pantheon Master Fund, LLC (the “Master Fund,” and together with the Feeder Fund, the “Funds” and each a “Fund”). This joint proxy statement asks you to consider and vote on the following proposal:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Directors.

Unitholders of the Feeder Fund will vote together regarding the election of Directors for the Feeder Fund.

Unitholders of the Master Fund will vote together regarding the election of Directors for the Master Fund. As a unitholder of the Master Fund, the Feeder Fund is “passing-through” the vote to its unitholders and will treat votes cast with respect to the election of Directors for the Feeder Fund to be voting instructions for the Feeder Fund to vote in the same proportion for the election of Directors for the Master Fund.

A combined special meeting of unitholders (the “Meeting”) of the Funds has been scheduled for January 28, 2026 to vote on this matter. If you are a unitholder of record of any of the Funds as of the close of business on October 31, 2025, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your units.

Pursuant to these materials, you are being asked to vote on the proposal noted above. For the reasons discussed in the enclosed materials, the Boards of Directors of the Funds recommend that you vote “FOR” the proposal.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card – be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	In person at the unitholder meeting on January 28, 2026. Please see additional information regarding the unitholder meeting in the enclosed materials.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Please take the time to carefully consider and vote on this important proposal. Please also read the enclosed information carefully before voting. If you have questions, please call EQ Fund Solutions, LLC, the Funds’ proxy solicitor, toll-free at (800) 676-7437.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Keitha L. Kinne
Keitha L. Kinne
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to unitholders (“Joint Proxy Statement”).

Q.	Why am I receiving this Joint Proxy Statement?

A.

You are receiving these proxy materials — that include the Joint Proxy Statement and your proxy card — because you have the right to vote on an important proposal concerning AMG Pantheon Fund, LLC (the “Feeder Fund”) and AMG Pantheon Master Fund, LLC (the “Master Fund,” and together with the Feeder Fund, the “Funds” and each a “Fund”). The proposal is described below.

Q.	What is the proposal about?

A.

This proxy statement presents one proposal, which the Boards of Directors of the Funds (collectively, the “Board”), Pantheon Ventures (US) LP (the “Investment Adviser” or “Pantheon”), the Funds’ investment adviser, and AMG Funds LLC (the “Administrator”), the Funds’ administrator and sponsor, believe is in the best interests of the Funds for the reasons described below.

Proposal 1: Election of Directors

Affected Funds: Both Funds

Proposal 1 relates to the election of directors (each, a “Nominee”) to the Board. With respect to each Fund, each Director serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of members called for the purpose of electing Directors and until the election and qualification of his or her successor in accordance with the Fund’s organizational documents. The Master Fund’s Board of Directors currently has the same composition as the Board of the Feeder Fund. References herein to the “Board” refer to the Board of Directors of the Feeder Fund or the Master Fund, as appropriate, and references herein to “Directors” refer to the Directors of the Feeder Fund or the Master Fund, as appropriate.

As part of the Board’s succession planning efforts to ensure continuity in the oversight of the Funds and the Board’s continuing discharge of its fiduciary duties to the Funds on a long-term basis, the Board has determined to increase the number of Directors from four to six. You are being asked to elect the four incumbent Directors and two new nominees to the Board. The incumbent Director nominees are Kurt A. Keilhacker, Eric Rakowski, Victoria L. Sassine, and Garret W. Weston. The new nominees are Jill R. Cuniff and Peter W. MacEwen. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” Proposal 1. Unitholders of the Funds have the option of voting on the election of each Nominee separately.

Q.	When is the Meeting?

A.

The enclosed proxy is being solicited for use at the combined special meeting of unitholders of the Funds to be held on January 28, 2026 (the “Meeting”) at the offices of the Administrator located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, at 11:15 a.m. Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Combined Special Meeting of Unitholders.

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Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” the proposal. Please see the sections of the proxy materials discussing the proposal for a discussion of the Board’s considerations in making such recommendation.

Q.	What are the voting procedures for the Funds?

A.	Unitholders of the Feeder Fund will vote together on the election of Directors for the Feeder Fund.

Unitholders of the Master Fund will vote together on the election of Directors of the Master Fund. The Feeder Fund is “passing-through” the vote on the election of Directors for the Master Fund to its unitholders. Unitholders of the Feeder Fund are being asked to provide voting instructions to the Feeder Fund as to how to vote its interest in the Master Fund regarding the proposal for the Master Fund.

If you are a unitholder of the Feeder Fund, your vote for the proposal will apply (i) directly to the proposal for the Feeder Fund, and (ii) indirectly to the proposal for the Master Fund because it will serve as a voting instruction for the Feeder Fund to vote in the same manner on the proposal for the Master Fund. The Feeder Fund will cast its votes for the Master Fund in the same proportion as the votes cast by its unitholders on the proposal. The Feeder Fund will vote units of the Master Fund for which it receives no voting instructions in the same proportion as the units for which it does receive voting instructions.

Q.	What vote is required to approve the proposal?

A.

With respect to Proposal 1, the election of Directors, an affirmative vote of the holders of a plurality of each Fund’s units present at the meeting in person or by proxy is required to elect each individual nominated as a Director for such Fund. Under a plurality vote, the six Nominees who receive the highest number of votes will be elected. Proposal 1 will be voted on by all unitholders of each Fund.

Q.	What happens if unitholders do not approve the proposal?

A.

The Board unanimously recommends that unitholders approve the proposal. However, if a quorum for Proposal 1 is not obtained, the incumbent Directors will continue to serve on the Board, but the two new nominees will not be elected to the Board. If a quorum for Proposal 1 is obtained, the Nominees will be elected by the affirmative vote of the holders of a plurality of each Fund’s units present at the meeting in person or by proxy. Please see the section of the Joint Proxy Statement entitled “Overview of the Proposal – Voting Procedures” on page 2 for the quorum requirements for each Fund.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the proposal can be acted upon. We encourage all unitholders to participate in the governance of their Fund(s). Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone. You may also vote in person at the Meeting.

Q.	If I am a small investor, why should I vote?

A.

You should vote because every vote is important. If numerous unitholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposal and generate unnecessary costs.

Q.	How do I vote?

A.

You may provide a Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call EQ Fund Solutions, LLC, the Funds’ proxy solicitor (the “Solicitor”), toll-free at (800) 676-7437.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call the Solicitor toll-free at (800) 676-7437.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting at the Meeting.

PROMPT VOTING IS REQUESTED.

AMG PANTHEON FUND, LLC

AMG PANTHEON MASTER FUND, LLC

NOTICE OF COMBINED SPECIAL MEETING OF UNITHOLDERS

TO BE HELD ON JANUARY 28, 2026

Notice is hereby given that a combined special meeting of unitholders (the “Meeting”) will be held at the offices of AMG Funds LLC (the “Administrator”), 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on January 28, 2026 at 11:15 a.m. Eastern Time. The Meeting is a combined special meeting of unitholders of AMG Pantheon Fund, LLC (the “Feeder Fund”) and AMG Pantheon Master Fund, LLC (the “Master Fund,” and together with the Feeder Fund, the “Funds” and each a “Fund”).

At the Meeting, unitholders of the Funds will be asked to vote on the following proposal:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Directors.

Unitholders of the Feeder Fund will vote together regarding the election of Directors for the Feeder Fund.

Unitholders of the Master Fund will vote together regarding the election of Directors for the Master Fund. As a unitholder of the Master Fund, the Feeder Fund is “passing-through” the vote to its unitholders and will treat votes cast with respect to the election of Directors for the Feeder Fund to be voting instructions for the Feeder Fund to vote in the same proportion for the election of Directors for the Master Fund.

After careful consideration, the Boards of Directors of the Funds (collectively, the “Board” or the “Directors”) unanimously recommends that unitholders vote “FOR” the proposal.

Unitholders of record at the close of business on October 31, 2025 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if such unitholders no longer own units.

We call your attention to the accompanying joint proxy statement. The Funds request that you complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. The proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting. Please call EQ Fund Solutions, LLC, the Funds’ proxy solicitor, toll-free at (800) 676-7437 if you have any questions relating to attending the Meeting or your vote instructions.

By Order of the Boards of Directors,

/s/ Mark Duggan
Mark Duggan
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON JANUARY 28, 2026

This Joint Proxy Statement and the accompanying Notice of Combined Special Meeting of Unitholders are available at the website listed on your proxy card. In addition, unitholders can find important information about each of AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC in such Funds’ annual report, dated March 31, 2025, including financial reports for the fiscal year ended March 31, 2025, and in such Funds’ semi-annual report, dated September 30, 2025. You may obtain copies of these reports without charge, upon request, by writing to AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, or by calling 1-877-355-1566, or on the Funds’ website at wealth.amg.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF UNITS YOU HOLD. IF YOU DO NOT EXPECT TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

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APPENDICES

AMG PANTHEON FUND, LLC

AMG PANTHEON MASTER FUND, LLC

JOINT PROXY STATEMENT

COMBINED SPECIAL MEETING OF UNITHOLDERS

TO BE HELD ON JANUARY 28, 2026

This joint proxy statement (“Joint Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Boards of Directors (collectively, the “Board” or the “Directors”) of AMG Pantheon Fund, LLC (the “Feeder Fund”) and AMG Pantheon Master Fund, LLC (the “Master Fund,” and together with the Feeder Fund, the “Funds” and each a “Fund”). The proxies are being solicited for use at a combined special meeting of unitholders to be held at the offices of AMG Funds LLC (the “Administrator”), 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on January 28, 2026 at 11:15 a.m. Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from unitholders of the Funds for the purpose listed below:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Directors.

Unitholders of the Feeder Fund will vote together regarding the election of Directors for the Feeder Fund.

Unitholders of the Master Fund will vote together regarding the election of Directors for the Master Fund. As a unitholder of the Master Fund, the Feeder Fund is “passing-through” the vote to its unitholders and will treat votes cast with respect to the election of Directors for the Feeder Fund to be voting instructions for the Feeder Fund to vote in the same proportion for the election of Directors for the Master Fund.

This Joint Proxy Statement and the accompanying notice and the proxy card are being first sent to unitholders on or about December 22, 2025.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its unitholders in light of the similar matters being considered and voted on by the unitholders of the Funds. Unitholders of record at the close of business on October 31, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting, even if such unitholders no longer own units.

If you have any questions about the proposal or about voting, please call EQ Fund Solutions, LLC, the Funds’ proxy solicitor, toll-free at (800) 676-7437.

OVERVIEW OF THE PROPOSAL

Introduction

This Proxy Statement and the accompanying form of proxy are being issued with regard to AMG Pantheon Fund, LLC (the “Feeder Fund”) and AMG Pantheon Master Fund, LLC (the “Master Fund,” and together with the Feeder Fund, the “Funds” and each a “Fund”). Each Fund is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. Pantheon Ventures (US) LP serves as the investment adviser to the Funds (the “Investment Adviser” or “Pantheon”) and is located at 555 California Street, Suite 3450, San Francisco, California 94104. AMG Funds LLC serves as the administrator and sponsor to the Funds (the “Administrator” or “AMGF”) and is located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401, indirectly owns a majority of the interests of the Investment Adviser. The Administrator is a subsidiary of AMG.

AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Administrator, located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, serves as the Funds’ distributor.

The principal executive offices of the Funds are located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

Proposal	1: Election of Directors

Affected Funds: Both Funds

The proposal relates to the election of directors (each, a “Nominee”) to the Board (“Proposal 1”).

There is no stated term of office for Directors. With respect to each Fund, each Director serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of members called for the purpose of electing Directors and until the election and qualification of his or her successor in accordance with the Fund’s organizational documents.

The Feeder Fund has a Board, currently consisting of Kurt A. Keilhacker, Eric Rakowski, Victoria L. Sassine and Garret W. Weston, which supervises the conduct of the Feeder Fund’s affairs. The Board of the Feeder Fund has overall responsibility for monitoring and overseeing the Feeder Fund’s investment program and its management and operations. The Board of the Master Fund, which currently has the same composition as the Board, has overall responsibility for the management and supervision of the business operations of the Master Fund on behalf of the Master Fund investors, including the Feeder Fund. References herein to the “Board” refers to the Board of Directors of the Feeder Fund or the Master Fund, as appropriate, and references herein to “Directors” refers to the Directors of the Feeder Fund or the Master Fund, as appropriate.

As part of the Board’s succession planning efforts to ensure continuity in the oversight of the Funds and the Board’s continuing discharge of its fiduciary duties to the Funds on a long-term basis, the Board has determined to increase the number of Directors from four to six. You are being asked to elect the four incumbent Directors and two new nominees to the Board. The incumbent Director nominees are Kurt A. Keilhacker, Eric Rakowski, Victoria L. Sassine, and Garret W. Weston. The new nominees are Jill R. Cuniff and Peter W. MacEwen. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” the election of each nominee.

Voting Procedures

Unitholders of the Funds who own units at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each unit of any Fund, or fraction thereof, that you own on each matter as to which such units are to be voted at the Meeting. Units may be voted in person or by proxy.

Unitholders of the Master Fund will vote together on the election of Directors of the Master Fund. The Feeder Fund is “passing-through” the vote on the election of Directors for the Master Fund to its unitholders. Unitholders of the Feeder Fund are being asked to provide voting instructions to the Feeder Fund as to how to vote its interest in the Master Fund regarding the proposal for the Master Fund.

If you are a unitholder of the Feeder Fund, your vote for the proposal will apply (i) directly to the proposal for the Feeder Fund, and (ii) indirectly to the proposal for the Master Fund because it will serve as a voting instruction for the Feeder Fund to vote in the same manner on the proposal for the Master Fund. The Feeder Fund will cast its votes for the Master Fund in the same proportion as the votes cast by its unitholders on the proposal. The Feeder Fund will vote units of the Master Fund for which it receives no voting instructions in the same proportion as the units for which it does receive voting instructions.

A quorum must be present at the Meeting for the transaction of business. With respect to each Fund, the presence in person or by proxy of unitholders holding one-third of the total number of votes eligible to be cast by all unitholders as of the Record Date shall constitute a quorum for the transaction of business with respect to such Fund.

A broker-dealer that is a member of the New York Stock Exchange (“NYSE”) that holds units of the Feeder Fund in “street name” and has not received voting instructions from a client prior to the date specified in the broker-dealer’s request for voting instructions is permitted under the rules of the NYSE to vote the units on uncontested matters that are considered to be “routine,” but is not permitted to vote the units on “non-routine” matters. Proposal 1 (the election of the Directors to the Board) is considered a routine matter.

At the time of the Meeting or any adjournment thereof, the Feeder Fund’s custodian may be permitted to vote units held by certain individual retirement accounts for which it is the trustee and that are not otherwise voted by such account holder. If the Feeder Fund’s custodian votes such units, it will vote them in the same proportions as other retirement account unitholders for which it is the trustee and that have submitted voting instructions for their units. If the Feeder Fund’s custodian is authorized to vote the units and so votes, unitholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that the proposal will be approved.

The Meeting may, by action of a Director or the President of a Fund, be adjourned from time to time with respect to one or more matters to be considered at such Meeting, whether or not a quorum is present with respect to such matter, and any adjourned session or sessions may be held, any time after the date set for the original Meeting, without the necessity of further notice; upon motion of a Director or the President of a Fund, the question of adjournment may be (but is not required to be) submitted to a vote of the unitholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any units present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted “FOR” a proposal in favor of such an adjournment.

Information regarding the number of issued and outstanding units of each Fund as of the Record Date is provided in Appendix A, representing the same number of votes for each of the Funds. The persons who are known to have owned beneficially or of record 5% or more of any Fund’s outstanding units as of October 31, 2025 are listed in Appendix B.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to the proposal on which you are entitled to vote, your units will be voted in accordance with management’s recommendation with respect to the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. A proxy with respect to units held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the applicable Fund receives a specific written notice to the contrary from any one of them.

In order that your units may be represented at the Meeting, you are requested to vote your units by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice, including by electronic transmission, of its revocation to the Secretary of the applicable Fund prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance at the Meeting, by itself, will not revoke a previously-tendered proxy.

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Funds. Please see “Additional Information” below for more information regarding solicitation of proxies. We encourage you to vote your units prior to the Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Affected Funds: Both Funds

The Feeder Fund has a Board, currently consisting of Kurt A. Keilhacker, Eric Rakowski, Victoria L. Sassine and Garret W. Weston, which supervises the conduct of the Feeder Fund’s affairs. The Board of the Feeder Fund has overall responsibility for monitoring and overseeing the Feeder Fund’s investment program and its management and operations. The Board of the Master Fund, which currently has the same composition as the Board of the Feeder Fund, has overall responsibility for the management and supervision of the business operations of the Master Fund on behalf of the Master Fund investors, including the Feeder Fund. References herein to the “Board” refers to the Board of Directors of the Feeder Fund or the Master Fund, as appropriate, and references herein to “Directors” refers to the Directors of the Feeder Fund or the Master Fund, as appropriate.

As part of the Board’s succession planning efforts to ensure continuity in the oversight of the Funds and the Board’s continuing discharge of its fiduciary duties to the Funds on a long-term basis, the Board has determined to increase the number of Directors from four to six. The Board has proposed the following six nominees for election by unitholders (each a “Nominee”), each to hold office for an indefinite term: Jill R. Cuniff, Kurt A. Keilhacker, Peter W. MacEwen, Eric Rakowski, Victoria L. Sassine, and Garret W. Weston. Messrs. Keilhacker, Rakowski and Weston and Ms. Sassine are collectively referred to herein as the “Incumbent Director Nominees.” Mr. MacEwen and Ms. Cuniff are collectively referred to herein as the “New Director Nominees.” Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Director. Directors of the Funds serve during the continued lifetime of the Funds until he or she dies, resigns or is removed, or, if sooner, until the next meeting of unitholders called for the purpose of electing Directors and until the election and qualification of his or her successor in accordance with the Funds’ organizational documents.

Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below. Five of the Nominees are expected to be Independent Directors (meaning that they would not be considered “interested persons” as defined in the 1940 Act) and one of the Nominees would continue to be an Interested Director (meaning that he is considered an “interested person” as defined in the 1940 Act) of the Funds by virtue of his position with, and interest in securities of, AMG. Messrs. Keilhacker and Rakowski and Ms. Sassine are Independent Director incumbents who were previously elected by unitholders. Mr. Weston is an Interested Director incumbent who was previously appointed by the Board and is standing for election by unitholders for the first time. Mr. MacEwen and Ms. Cuniff are expected to be Independent Directors, if elected. On June 12, 2025, the members of the Funds’ Governance Committee (described below) presented their recommended nominees to the Independent Directors, and the Independent Directors selected and nominated the Incumbent Director Nominees and the New Director Nominees, and on June 12, 2025, the Board voted to submit the Incumbent Director Nominees and the New Director Nominees to a vote of unitholders of the Funds. The Board knows of no reason why any of these Nominees would be unable to serve.

Reason for the Proposal

Section 16(a) of the 1940 Act provides that no person shall serve as a director of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the unitholders of the company at such an annual or special meeting.

Of the four Incumbent Director Nominees, three (Messrs. Keilhacker and Rakowski and Ms. Sassine) were elected by the initial unitholder prior to the Fund’s launch in 2014. Mr. Weston was appointed to the Board without a vote of unitholders, as permitted by Section 16(a) of the 1940 Act, in 2021. It is necessary to hold a unitholder meeting for the purpose of electing Mr. MacEwen and Ms. Cuniff to the Board. The Board has considered it appropriate that all four of the current Directors stand for election by the unitholders.

Information About the Board and the Nominees

The Board provides broad supervision over the affairs of the Funds. An Independent Director serves as Chairman of the Board. A separate individual serves as Principal Executive Officer of the Funds, as described below under “Principal Officers of the Funds.” In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (each a “Committee”, and collectively, the “Committees”), each comprised of all of the Independent Directors, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in supervising the operations of the Funds is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis, and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Directors, the Independent Directors’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Directors and the Independent Directors’ independent legal counsel, the Independent Directors consider a variety of matters that are required by law to be considered by the Independent Directors, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Directors are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Funds have retained Pantheon as the Funds’ investment adviser. The Investment Adviser is responsible for the Funds’ overall investment operations, including management of the risks that arise from the Funds’ investment operations. An employee of the Investment Adviser serves as one of the Funds’ officers and employees of the Administrator serve as the other officers of the Funds. The Board provides oversight of the services provided by the Investment Adviser, the Funds’ other service providers, and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board receives periodic reports from the Funds’ Chief Legal Officer on risk management matters. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures.

The Board met six times during the fiscal year ended March 31, 2025. Each Incumbent Director Nominee was present for all of the meetings of the Board and meetings held by all Committees on which he or she served.

The following table lists the current Directors and Nominees, their names and years of birth, the positions held with the Funds and length of time served, their principal business occupations during the past five years, the number of Funds in the Fund Complex that they oversee, and other directorships held in any publicly-traded company or any registered investment company, as well as the experience, qualifications, attributes and skills for serving as Directors.

The Funds are overseen by the Board (and would be overseen by all Nominees, if elected). The address of each Nominee is 680 Washington Boulevard, Stamford, Connecticut 06901. Correspondence intended for a current Director may be sent to this address.

Name and Year of Birth	Position(s) Held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Director/ Nominee	Other Directorships Held by Nominee	Experience, Qualifications, Attributes, Skills for Board Membership
Directors/Nominees who are not “interested persons” of the Funds:

Jill R. Cuniff YOB: 1964	Nominee	Retired (2016-Present); Member of Board of Governors and Investment Committee, Montana State University Alumni Foundation (2015-2021, 2023-Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009)	37	Director of Harding, Loevner Funds, Inc. (6 portfolios) (2018-Present).	Significant experience as a board member of mutual funds; significant business experience as president of executive teams; experience with institutional and retail distribution; experience as a co-portfolio manager.

Kurt A. Keilhacker YOB: 1963	Director since 2014	Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-2024)	39	None	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

Name and Year of Birth	Position(s) Held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Director/ Nominee	Other Directorships Held by Nominee	Experience, Qualifications, Attributes, Skills for Board Membership
Peter W. MacEwen YOB: 1964	Nominee	Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007)	37	Trustee, John Hancock Comvest Private Income Fund (2023-Present)	Significant experience in the financial services industry, including as a senior executive of an S&P 500 asset management firm where responsibilities included: corporate finance and capital raising; strategy development and execution; internal audit and risk management; and oversight of global operations.

Eric Rakowski YOB: 1958	Director since 2014 Independent Chairperson of the Board since 2014 Chairperson of the Governance Committee since 2014	Professor of Law (Emeritus), University of California at Berkeley School of Law (1990- Present)	39	Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios) (2008-Present); Trustee of John Hancock Comvest Private Income Fund (2023-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

Name and Year of Birth	Position(s) Held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Director/ Nominee	Other Directorships Held by Nominee	Experience, Qualifications, Attributes, Skills for Board Membership
Victoria L. Sassine YOB: 1965	Director since 2014 Chairperson of the Audit Committee since 2014	Trustee, University of California San Diego School of Business (2025-Present); Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-2025); Chairperson, Board of Directors, Business Management Associates (2018-2019)	39	None	Significant board experience, including as a board member of private companies; finance experience in strategic financial and operation management positions in a variety of industries; audit and tax experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive); current adjunct professor of finance.
Director/Nominee who is an “interested person” of the Funds:

Name and Year of Birth	Position(s) Held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Director/ Nominee	Other Directorships Held by Nominee	Experience, Qualifications, Attributes, Skills for Board Membership
Garret W. Weston** YOB: 1981	Director since 2021	Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Global Strategic Partnerships (2025-Present), Managing Director, Head of Affiliate Product Strategy and Development (2023-2025), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006)	39	None	Significant senior leadership role within AMG across a number of areas, including past responsibilities for the AMG Funds business and other distribution related activities, as well as prior significant experience with AMG’s investments and relationships with its affiliates. Prior to AMG, significant business, investment and corporate finance experience within the financial services industry.

*

The AMG Fund Complex consists of the Feeder Fund, the Master Fund, AMG Pantheon Credit Solutions Fund, AMG Pantheon Infrastructure Fund, LLC, and the series of AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV.

**	Mr. Weston is an “interested person” of the Funds within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, AMG.

The summaries in the tables above relating to the experience, qualifications, attributes and skills of the Nominees are furnished in response to requirements imposed by the Securities and Exchange Commission (the “SEC”), do not constitute holding out the Board or any Nominee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Nominee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of the Nominees has these abilities. Experience relevant to having these abilities may be achieved through a Nominee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and the Administrator, and also may benefit from information provided by the Funds’ legal counsel. Both Independent Director and Fund counsel have significant experience advising funds and fund board members. The Board and its Committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

If the Nominees are elected, Mr. Rakowski would remain Independent Chairman.

Principal Officers of the Funds

The Board elects the officers of the Funds, provided that the Chief Compliance Officer must be approved by a majority of the Independent Directors. The President, any Vice President, the Treasurer, the Secretary and such other officers as the Directors may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Board. The following table lists the names and years of birth of the officers, the positions held with the Funds and length of time served, their principal business occupations during the past five years, and any directorships held in a public company or registered investment company during the past five years. The business address of each officer is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. None of the officers listed below receives compensation from any of the Funds. No changes to the officers of the Funds are being proposed.

Name and Year of Birth	Position(s) Held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer During the Past 5 Years

Keitha L. Kinne YOB: 1958	President, Chief Executive Officer and Principal Executive Officer since 2018; Chief Operating Officer since 2014	President, Chief Executive Officer and Principal Executive Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2018-Present); Chief Operating Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2014-Present); President, Chief Executive Officer, Principal Executive Officer, and Chief Operating Officer, AMG Pantheon Credit Solutions Fund (2024-Present); President, Chief Executive Officer, Principal Executive Officer, and Chief Operating Officer, AMG Pantheon Infrastructure Fund, LLC (2025-Present); Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG ETF Trust, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG ETF Trust and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)	None.

Thomas G. Disbrow YOB: 1966	Treasurer, Principal Financial Officer, and Principal Accounting Officer since 2017	Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Infrastructure Fund, LLC (2025-Present); Managing Director, Platform and Operations, AMG Funds LLC (2025-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-2025); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015)	None.

Mark J. Duggan YOB: 1965	Secretary and Chief Legal Officer since 2015	Secretary and Chief Legal Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2015-Present); Secretary and Chief Legal Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Secretary and Chief Legal Officer, AMG Pantheon Infrastructure Fund, LLC (2025-Present); Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009 -2015)	None.

Patrick J. Spellman YOB: 1974	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2022	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2019-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2022-Present); Chief Compliance Officer, Sarbanes-Oxley Code of Ethics Compliance Officer, and Anti-Money Laundering Compliance Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Chief Compliance Officer, Sarbanes-Oxley Code of Ethics Compliance Officer, and Anti-Money Laundering Compliance Officer, AMG Pantheon Infrastructure Fund, LLC (2025-Present); Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG ETF Trust, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)	None.

John A. Starace YOB: 1970	Deputy Treasurer since 2017	Deputy Treasurer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Deputy Treasurer, AMG Pantheon Credit Solutions Fund (2024-Present); Deputy Treasurer, AMG Pantheon Infrastructure Fund, LLC (2025-Present); Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP	None.

Jeff Miller YOB: 1971	Executive Vice President since 2025	Executive Vice President, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, AMG Pantheon Credit Solutions Fund and AMG Pantheon Infrastructure Fund, LLC (2025-Present); Chief Investment Officer and Global Head of Private Equity, Pantheon Ventures (US) LP (2024-Present); Head of Private Equity (2022-2024); Global Head of Co-Investments, Pantheon Ventures (US) LP (2020-2022); Partner, Pantheon Ventures (US) LP (2014-Present); Principal Member, Pantheon Ventures (US) LP (2012-2014); Principal, Pantheon Ventures (US) LP (2008 – 2012); Principal, Allied Capital (2004 - 2008), Vice President, Lehman Brothers Investment Banking Division (2000 - 2004)

Director/Nominee Ownership of Units

The following table illustrates the dollar range of units of the Feeder Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the Nominees, including all current Directors, as of September 30, 2025. The dollar range for the securities represented in the table was determined using the net asset value of a unit of the Feeder Fund as of the close of business on September 30, 2025. As of September 30, 2025, none of the Nominees owned any units of the Master Fund.

	Name of Fund(s)	Dollar Range of Securities in each Fund	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen or to be Overseen by Nominee in the Family of Investment Companies*
Directors/Nominees who are not “interested persons” of the Funds:
Jill R. Cuniff	AMG Pantheon Fund, LLC	None	Over $100,000
Kurt A. Keilhacker	AMG Pantheon Fund, LLC	Over $100,000	Over $100,000
Peter W. MacEwen	AMG Pantheon Fund, LLC	None	Over $100,000
Eric Rakowski	AMG Pantheon Fund, LLC	Over $100,000	Over $100,000
Victoria L. Sassine	AMG Pantheon Fund, LLC	$50,001-$100,000	Over $100,000
Director/Nominee who is an “interested person” of the Funds:
Garret W. Weston	AMG Pantheon Fund, LLC	Over $100,000	Over $100,000

**

The AMG Fund Complex consists of the AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, AMG Pantheon Credit Solutions Fund, AMG Pantheon Infrastructure Fund, LLC, and the series of AMG Funds, AMG Funds I, AMG Funds III, AMG Funds IV and AMG ETF Trust.

As of September 30, 2025, none of the Nominees who would be Independent Directors of the Funds or their immediate family members had any interest in the Investment Adviser or the Distributor, or any person controlling, controlled by or under common control with such persons, excluding the Feeder Fund, the Master Fund, AMG Pantheon Credit Solutions Fund, AMG Pantheon Infrastructure Fund, LLC and the series of AMG Funds, AMG Funds I, AMG Funds III, AMG Funds IV and AMG ETF Trust. For this purpose, “immediate family member” includes a Nominee’s spouse, children residing in a Nominee’s household and dependents of a Nominee. Notwithstanding the foregoing, during the past five years, Mr. MacEwen did hold 2,536 shares of AMG, which he sold on August 11, 2023. As of August 12, 2023, Mr. MacEwen no longer holds any shares of AMG.

Board Compensation

The following table sets forth the aggregate compensation paid by the Feeder Fund and the Master Fund to each Director and Incumbent Director Nominee for the fiscal year ended March 31, 2025.

Name of Director/Nominee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Directors (b)
Directors/Nominees who are not “interested persons” of the Funds
Kurt A. Keilhacker	$73,000	$378,000
Eric Rakowski	$83,000	$428,000
Victoria L. Sassine	$83,000	$373,000
Director/Nominee who is an “interested person” of the Funds
Garret W. Weston	None	None

(a) The Funds do not provide any pension or retirement benefits for the Directors.

(b) Total compensation includes amounts paid for the fiscal year ended March 31, 2025 for services as a Director of the AMG Fund Complex. As of March 31, 2025, each Director served as a trustee or director to 37 funds in the AMG Fund Complex.

Jill R. Cuniff and Peter W. MacEwen have been appointed as consultants to the Board until terminated by the Funds in their sole discretion or by Ms. Cuniff or Mr. MacEwen, as applicable, in their sole discretion. In such capacity, Ms. Cuniff and Mr. MacEwen may be consulted by the Board on an as needed basis. As compensation for their services, Ms. Cuniff and Mr. MacEwen each receive a retainer of $10,000 per calendar quarter, payable by the Funds.

Committees and Meetings of the Board

The Board has an Audit Committee and a Governance Committee. The Audit Committee and Governance Committee are composed solely of Independent Directors. The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal year ended March 31, 2025, and the function of each committee:

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Governance Committee	Kurt A. Keilhacker Eric Rakowski* Victoria L. Sassine	2	Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Directors; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Director) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Funds; (iii) the compensation to be paid to Independent Directors; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Director; (ii) conduct self-evaluations of the performance of the Directors and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Directors and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by members.

Audit Committee	Kurt A. Keilhacker Eric Rakowski Victoria L. Sassine*	2	Under the terms of its charter, the Audit Committee (i) acts for the Directors in overseeing the Funds’ financial reporting and auditing processes; (ii) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (iii) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Funds’ independent registered public accounting firm; (iv) meets periodically with the independent registered public accounting firm to review the Funds’ annual audits and pre-approves the audit services provided by the independent registered public accounting firm; (v) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Funds or the Adviser or its affiliates to the extent that such approval is required by applicable laws or regulations; (vi) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (vii) reviews and reports to the full Board with respect to any material accounting, tax, valuation or recordkeeping issues of which the Audit Committee is aware that may affect the Funds, the Funds’ financial statements or the amount of any dividend or distribution right, among other matters.

*	Chairman of committee.

Governance Committee.

The Governance Committee of the Funds operates pursuant to a written charter. The charter was most recently amended on June 12, 2025, and is included in Appendix C.

When a vacancy on the Board exists or is anticipated, the Governance Committee or a sub-committee thereof shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Directors, management of the Funds, counsel and other advisors to the Directors, and unitholders of a Fund who submit recommendations in accordance with these procedures.

The Governance Committee shall consider any such candidate recommended by a unitholder of a Fund if such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of unitholder proposals in any applicable proxy statement with respect to a Fund). Unitholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

In evaluating a candidate for a position on the Board, including any candidate recommended by unitholders of a Fund, the Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Director for purposes of the 1940 Act if it is intended that the candidate serve as an Independent Director; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

The Governance Committee takes the overall diversity of the Board into account when considering and evaluating candidates for Independent Director. While the Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the Governance Committee generally considers the manner in which each candidate’s business experience, background, race, gender and national origin are complementary to the existing Independent Directors’ attributes.

Each incumbent Independent Director Nominee was originally recommended to the Board for approval as an Independent Director by the initial sole unitholder of each Fund. Each New Director Nominee was recommended to the Board for approval as an Independent Director by the Independent Directors.

Unitholder Communications.

The Board provides a process by which unitholders may send communications to the Board. Unitholders may mail written communications to the attention of the Board, or specified individual Directors, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. All unitholder communications are reviewed by the Directors’ Chief Legal Officer, who will forward them to the Board as appropriate.

Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Fund’s Directors, certain officers, persons who own, either directly or indirectly, more than ten percent of a registered class of the Fund’s equity securities, the Investment Adviser and certain affiliated persons of the Investment Adviser (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the SEC. Based solely on a review of copies of such reports filed electronically with the SEC during the Fund’s most recent fiscal year and any written representations from these Section 16 insiders, or former Section 16 insiders, as applicable, the Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Fund’s most recently concluded fiscal year, except that, due to administrative oversights, Matt Cashion, Dinesh Ramasamy, and Amyn Hassanally each inadvertently made one late Form 3 filing.

Required Vote

With respect to Proposal 1, Directors of each Fund are elected by the affirmative vote of a plurality of units of such Fund voting at the Meeting, either in person or by proxy with respect to the proposal. This means that the Nominees who receive the largest number of votes will be elected as Directors. In the election of Directors, votes may be cast in favor of a Nominee or withheld. Proposal 1 will be voted on by all unitholders of each Fund on a Fund-by-Fund basis.

The Feeder Fund is “passing-through” the vote on the election of Directors for the Master Fund to its unitholders. Unitholders of the Feeder Fund are being asked to provide voting instructions to the Feeder Fund as to how to vote its interest in the Master Fund regarding the proposal for the Master Fund.

If you are a unitholder of the Feeder Fund, your vote for the proposal will apply (i) directly to the proposal for the Feeder Fund, and (ii) indirectly to the proposal for the Master Fund because it will serve as a voting instruction for the Feeder Fund to vote in the same manner on the proposal for the Master Fund. The Feeder Fund will cast its votes for the Master Fund in the same proportion as the votes cast by its unitholders on the proposal.

The Feeder Fund will vote units of the Master Fund for which it receives no voting instructions in the same proportion as the units for which it does receive voting instructions.

If a quorum for Proposal 1 is not obtained, the Incumbent Director Nominees will continue to serve on the Board but the two new nominees will not be elected to the Board. If a quorum for Proposal 1 is obtained, the Nominees will be elected by the affirmative vote of the holders of a plurality of each Fund’s units present at the meeting in person or by proxy. Please see the section entitled “Overview of the Proposals – Voting Procedures” on page 4 for the quorum requirements for each Fund.

Board recommendation on Proposal 1

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT UNITHOLDERS OF THE FUNDS VOTE “FOR” PROPOSAL 1.

OTHER BUSINESS

The Directors do not know of any additional matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Investment Adviser

Pantheon serves as investment adviser of the Funds. The principal business address of the Investment Adviser is 555 California Street, Suite 3450, San Francisco, California 94104.

Principal Underwriter

AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Administrator, serves as the Funds’ distributor. The principal business address of the Distributor is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

Independent Registered Public Accounting Firm

In connection with the proposed election of the Directors at the Meeting, as set forth above, the following information is required to be presented.

KPMG LLP (“KPMG”), located at Two Manhattan West, 375 9th Avenue, New York, New York 10001, serves as the Funds’ independent registered public accounting firm. The Funds know of no direct or indirect financial interest of KPMG in any of the Funds. Representatives of KPMG are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

The information below is provided for the two most recently completed fiscal years for each Fund.

Audit Fees

The aggregate fees billed by KPMG to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
AMG Pantheon Fund, LLC	$33,500	$31,000
AMG Pantheon Master Fund, LLC	$1,017,520	$649,825

Audit-Related Fees

There were no fees billed by KPMG to the Funds in their two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by KPMG to a Fund Service Provider for engagements related directly to the operations and financial reporting of one or more Funds. A Fund Service Provider is (a) any investment adviser to the Fund (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by KPMG to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
AMG Pantheon Fund, LLC	$0	$0
AMG Pantheon Master Fund, LLC	$0	$22,380

For the Funds’ two most recent fiscal years, there were no Tax Fees billed by KPMG to Fund Service Providers for engagements related directly to the operations and financial reporting of the Feeder Fund.

The services for which Tax Fees were charged comprise all services performed by professional staff in KPMG tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by KPMG to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by KPMG to Fund Service Providers for engagements related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by KPMG to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that KPMG may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by KPMG to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board and the Audit Committee to approve the engagement of KPMG to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the Funds to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the Trust at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the Audit Committee of the Trust and approved prior to the completion of the audit.

No services included under Audit-Related Fees, Tax Fees or All Other Fees above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50% of the hours expended on KPMG’s engagement to audit the Funds’ financial statements for the most recent fiscal year were attributed to work performed by persons other than KPMG’s full-time, permanent employees.

The aggregate fees billed by KPMG for the fiscal years ended March 31, 2025 and March 31, 2024 for non-audit services rendered to the Feeder Fund, Master Fund and Fund Service Providers were $340,752 and $260,090, respectively. For the fiscal year ended March 31, 2025, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $340,752 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended March 31, 2024, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $237,710 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

The Funds’ Audit Committee has considered whether the provision of non-audit services by KPMG to the Investment Adviser, and any entity controlling, controlled by, or under common control with the Investment Adviser that provided ongoing services to the Funds that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Funds) was compatible with maintaining KPMG’s independence.

Other Information

The SEC maintains an Internet website (at http://www.sec.gov), which contains proxy materials, reports, and other information filed by the Funds.

Voting Information

AMG and its affiliates intend to vote Fund units they own, whether as seed capital or otherwise, in favor of the proposal. Unless otherwise provided in client guidelines, AMG and its affiliates generally intend to vote Fund units owned in a client account over which AMG or an affiliate has discretionary authority in favor of the proposal. If AMG’s (or its affiliate’s) ownership, or the ownership of a client account over which AMG (or an affiliate) has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding units, the AMG (or its affiliate’s) vote will ensure that the proposal for the Fund will be approved. Please see “Principal Holders and Management Ownership” below for information regarding persons, including AMG and its affiliates, if any, that beneficially owned or owned of record 5% or more of the outstanding units of a class of a Fund.

Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile, will be paid by the Funds. Representatives of the Investment Adviser and the Administrator may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Funds may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of units of the Funds.

EQ Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $110,000, plus expenses, for the Funds. As the Meeting date approaches, certain unitholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the unitholder casting the vote and the voting instructions of the unitholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each unitholder’s full name and address, or the zip code or employer identification number, and to confirm that the unitholder has received the proxy materials in the mail. If the unitholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the units. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the unitholder’s instructions on the proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the unitholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the unitholder’s instructions and, within 72 hours, the unitholder will be sent a letter or e-mail that confirms his or her vote and asks the unitholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a unitholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or internet, the unitholder may vote at the Meeting.

If you require additional information regarding the proxy or replacement proxy card, please call the Solicitor toll-free at (800) 676-7437. Any proxy given by a unitholder, whether in writing, by telephone, by facsimile or the internet, is revocable until voted at the Meeting.

Householding

The Funds will mail only one copy of this Joint Proxy Statement to a unitholder holding units in multiple accounts within a Fund if the unitholder’s name and address are exactly the same across such accounts, unless the Fund has received contrary instructions from the unitholder. If you need additional copies of this Joint Proxy Statement and you are a holder of record of your units, please call the Funds at 1-877-355-1566. If your units are held in broker street name, please contact your financial service firm to obtain additional copies of this Joint Proxy Statement. If in the future you do not want the mailing of proxy statements to be combined for the accounts described above, or if you have received multiple copies of this Joint Proxy Statement and want future mailings to be combined with those of other members of your household, please contact the Funds in writing at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, or by telephone at 1-877-355-1566, or contact your financial service firm. The Funds undertake to deliver promptly upon written or oral request a separate copy of the Joint Proxy Statement to a security holder to which a single copy of the document was delivered.

Unitholder Proposals

The Funds do not hold regularly scheduled meetings, including annual meetings, of the unitholders of the Funds. Any unitholder desiring to present a proposal at a future meeting of unitholders of the Funds must submit such proposal to the Funds and the Funds must receive the proposal a reasonable time before the Funds send their proxy materials in order for such proposal to be (i) considered for inclusion in the proxy materials relating to that meeting or (ii) considered at the meeting. If a unitholder who wishes to present a proposal fails to notify the Funds within this time period, the proxies solicited for the meeting will have discretionary authority to vote on the unitholder’s proposal if it is properly brought before the meeting. If a unitholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

TO ENSURE THE PRESENCE OF A QUORUM AT THE COMBINED SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Boards of Directors,

/s/ Mark Duggan
Mark Duggan
Secretary

APPENDIX A

OUTSTANDING UNITS

As of the Record Date (October 31, 2025), the total number of units outstanding for each Fund is set forth in the table below:

Fund	Class 1 Units	Class 2 Units	Class 3 Units	Class 4 Units	Class 5 Units	Total
AMG Pantheon Fund, LLC	113,630,501.585	23,179,374.376	48,510,856.481	10,019,166.026	25,948,633.528	221,288,531.996
AMG Pantheon Master Fund, LLC	N/A	N/A	N/A	N/A	N/A	226,157,920.703

A-1

APPENDIX B

RECORD OR BENEFICIAL OWNERSHIP

As of October 31, 2025, the following persons or entities owned beneficially or of record 5% or more of the outstanding Class 4 Units of the Feeder Fund and the sole Unit class of the Master Fund. As of October 31, 2025, the Feeder Fund did not know of any person or entity who owned beneficially or of record 5% or more of the outstanding Class 1 Units, Class 2 Units, Class 3 Units, or Class 5 Units of the Feeder Fund.

AMG Pantheon Fund, LLC

Name and Address	Number of Units	Percentage
Class 4
Sterilite Corporation 30 Scales Lane Townsend, Massachusetts 01469	8,106,893.269	80.89%

AMG Pantheon Master Fund, LLC

Name and Address	Number of Units	Percentage
AMG Pantheon Fund, LLC* c/o AMG Funds LLC 680 Washington Boulevard, Suite 500 Stamford, Connecticut 06901	221,069,835.115	96.37%

*

Denotes persons or entities that owned 25% or more of the outstanding units of beneficial interest of a Fund as of October 31, 2025 and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these persons or entities, the Funds did not know of any person or entity who, as of October 31, 2025, “controlled” (within the meaning of the 1940 Act) a Fund. A person or entity that “controls” a Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such “controlling” unitholders, and it may be possible for such matters to be approved by such unitholders without the affirmative vote of any other unitholders.

Since the beginning of each Fund’s most recently completed fiscal year, no Director or Nominee has purchased or sold securities of the Investment Adviser or any of its parents or subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Adviser or any of its parents or subsidiaries.

As of September 30, 2025, all management personnel (i.e., Directors and Officers of the Funds) as a group owned beneficially less than 1% of the outstanding units of each class of the Feeder Fund and less than 1% of the outstanding units of the Master Fund.

As of September 30, 2025, each of the Directors, Nominees and named executive officers owned, of record and beneficially, less than 1% of the outstanding units of each class of the Feeder Fund and less than 1% of the outstanding units of the Master Fund.

B-1

APPENDIX C

GOVERNANCE COMMITTEE CHARTER

AMG PANTHEON FUND, LLC

AMG PANTHEON MASTER FUND, LLC

AMG PANTHEON CREDIT SOLUTIONS FUND

AMG PANTHEON INFRASTRUCTURE FUND, LLC

GOVERNANCE COMMITTEE CHARTER

Each of the Boards of Directors/Trustees (each, a “Board”) of AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, AMG Pantheon Credit Solutions Fund, and AMG Pantheon Infrastructure Fund, LLC (the “Funds”) has established a Governance Committee of the Board (each, a “Governance Committee”). This document constitutes the charter of the Governance Committee. The Board has delegated authority to the Governance Committee to perform the activities set forth herein.

1.	Membership, Composition and Governance.

The Governance Committee shall consist of all directors/trustees (each, a “Director/Trustee” and collectively, the “Directors/Trustees”) of the Board who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) of any Fund or of the adviser of any Fund (each, an “Independent Director/Trustee” and collectively, the “Independent Directors/Trustees”). Unless otherwise determined by the Board, the Governance Committee shall elect one member thereof to serve as the Chairperson of the Governance Committee.

2.	Meetings.

Meetings of the Governance Committee shall be held at such times and at such places as determined from time to time by the Board, the Governance Committee, or the Chairperson of the Governance Committee, but not less frequently than annually. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting of the Governance Committee. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

3.	Powers.

The Governance Committee shall have the following powers, which it shall exercise in its sole discretion:

a.

To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Director/Trustee, including the procedures to be followed by members of the Funds that wish to recommend such candidates for consideration by the Governance Committee, which procedures are set forth as Appendix A attached hereto, as the same may be amended from time to time.

b.	To recommend to the Board from time to time individuals to be appointed or nominated for election as Independent Directors/Trustees.

c.	To set any desired standards or qualifications for service as a Director/Trustee.

d.

To make recommendations to the Board from time to time regarding the designation and responsibilities of: (i) the Chairperson of the Board (who shall be an Independent Director/Trustee) and Board committees; (ii) such other officers of the Board, if any, as the Governance Committee deems appropriate; and (iii) officers of the Funds.

e.

To conduct self-evaluations of the performance of the Directors/Trustees and to help facilitate the Board’s evaluation of the performance of the Board at least annually, including consideration of the effectiveness of the committee structure and number of Funds on whose Boards each Director/Trustee serves, and, taking into consideration appropriate input from management, make recommendations to the Board for any appropriate actions to enhance such performance.

f.	To review periodically the compensation of the Directors/Trustees and to make recommendations to the Board regarding any appropriate changes to such compensation.

g.

To review periodically the Board’s membership, structure, and operation and to make recommendations to the Board with respect to the development and maintenance thereof, including recommendations with respect to policies governing retirement and term limits of Directors/Trustees.

h.

To review periodically and make recommendations to the Board with respect to the duties, composition, and frequency of meetings of the various committees of the Board and the chairpersons of such committees, including the Chairperson of the Governance Committee.

i.

To review periodically the adequacy of this charter and to evaluate the Governance Committee’s performance of its duties and responsibilities hereunder, and to make recommendations to the Board for any appropriate changes or other actions with respect thereto.

j.	To oversee the selection of independent legal counsel to the Independent Directors/Trustees and review reports from independent legal counsel regarding potential conflicts of interest.

k.

To report its activities to the Board on a periodic basis and to make such determinations or recommendations with respect to the foregoing matters as the Governance Committee may deem necessary or appropriate.

l.	To consider and evaluate any other matter the Governance Committee deems necessary or appropriate.

m.	To act on such other matters as may be delegated to the Governance Committee by the Board from time to time.

4.	Resources and Authority.

The Governance Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this charter, including the authority to retain, at the Funds’ expense, and consult with such legal counsel and other experts or consultants as the Governance Committee, in its discretion, deems necessary or appropriate to fulfill its responsibilities.

5.	Scope of Responsibility and Standard of Care.

This charter shall not be read to impose on the Governance Committee or any member thereof any responsibility to take any action or supervise any activity of any Fund not otherwise specifically imposed by applicable law on the Governance Committee (acting as a body) or any member of the Governance Committee (acting individually). The Governance Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a Director/Trustee under applicable law, and service on the Governance Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally.

Adopted by AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC: May 19, 2014

Adopted by AMG Pantheon Credit Solutions Fund: March 7, 2024

Amended and Restated by AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC: March 19, 2024

Adopted by AMG Pantheon Infrastructure Fund, LLC: May 5, 2025

Amended and Restated by AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, and AMG Pantheon Credit Solutions Fund: June 12, 2025

Appendix A

PROCEDURES WITH RESPECT TO INDEPENDENT DIRECTOR/TRUSTEE

NOMINEES TO THE BOARD

1.	Identification of Candidates.

When a vacancy on the Board exists or is anticipated, the Governance Committee or a sub-committee thereof shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Directors/Trustees, management of the Fund, counsel and other advisors to the Directors/Trustees, and members of a Fund who submit recommendations in accordance with these procedures.

2.	Member Candidates.

The Governance Committee shall consider any such candidate recommended by a member of a Fund if such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of member proposals in any applicable proxy statement with respect to a Fund). Members shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

3.	Evaluation of Candidates.

In evaluating a candidate for a position on the Board, including any candidate recommended by members of a Fund, the Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the registered fund industry; (ii) any experience possessed by the candidate as a director or senior officer of a public company; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical, or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies, and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Director/Trustee for purposes of the 1940 Act if it is intended that the candidate serve as an Independent Director/Trustee; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

Fund Accounts

(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

Custodial Accounts

(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith	(2) John Smith, Executor

VOTER PROFILE: Voter ID: Security ID: 123123123 Shares to Vote: ** confidential Household ID: 123456 **please call the phone number to the right for more information VOTE REGISTERED TO: SHAREHOLDER REGISTRATION YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 1234 5678 9101 PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE Vote on the internet Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. vote.proxyonline.com Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (800) 676-7437 Toll Free Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope AMG PANTHEON FUND, LLC PROXY FOR A JOINT SPECIAL MEETING OF UNITHOLDERS TO BE HELD ON DECEMBER 23, 2025 The undersigned, revoking all previous proxies, if any, with respect to the Units (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen M. Kerrigan proxies, each with full power of substitution, to vote at the Joint Special Meeting of Unitholders and at any adjournments or postponements thereof (the “Meeting”) of the above listed Fund (the “Fund”) (the units of beneficial interest of the Fund, the “Units”) to be held at the offices of AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on December 23, 2025 at 11:15 a.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposal described in the Notice of Joint Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 676-7437. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on December 23, 2025: The Notice of Joint Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/AMG_PPEXX2025.pdf

AMG PANTHEON FUND, LLC NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Directors of AMG Pantheon Fund, LLC (the “Fund”), and may be revoked (i) prior to its exercise by written notice of its revocation to the Secretary of the Fund, (ii) subsequent execution and timely return of another proxy prior to the Meeting, or (iii) by attending and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. After careful consideration, the Fund’s Board of Directors unanimously recommends that unitholders vote “FOR” the Proposal. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING UNITHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: • PROPOSALS: FOR WITHHOLD 1. To elect the following six Nominees to the Board of Directors of the Fund a. Jill R. Cuniff o o b. Kurt A. Keilhacker o o c. Peter W. MacEwen o o d. Eric Rakowski o o e. Victoria L. Sassine o o f. Garret W. Weston o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [CUSIP HERE] [BAR CODE HERE]

VOTER PROFILE: Voter ID: Security ID: 123123123 Shares to Vote: ** confidential Household ID: 123456 **please call the phone number to the right for more information VOTE REGISTERED TO: SHAREHOLDER REGISTRATION YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 1234 5678 9101 PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE Vote on the internet Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. vote.proxyonline.com Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (800) 676-7437 Toll Free Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope AMG PANTHEON MASTER FUND, LLC PROXY FOR A JOINT SPECIAL MEETING OF UNITHOLDERS TO BE HELD ON DECEMBER 23, 2025 The undersigned, revoking all previous proxies, if any, with respect to the Units (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen M. Kerrigan proxies, each with full power of substitution, to vote at the Joint Special Meeting of Unitholders and at any adjournments or postponements thereof (the “Meeting”) of the above listed Fund (the “Fund”) (the units of beneficial interest of the Fund, the “Units”) to be held at the offices of AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on December 23, 2025 at 11:15 a.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposal described in the Notice of Joint Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 676-7437. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on December 23, 2025: The Notice of Joint Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/AMG_PPEXX2025.pdf

AMG PANTHEON MASTER FUND, LLC NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Directors of AMG Pantheon Master Fund, LLC (the “Fund”), and may be revoked (i) prior to its exercise by written notice of its revocation to the Secretary of the Fund, (ii) subsequent execution and timely return of another proxy prior to the Meeting, or (iii) by attending and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. After careful consideration, the Fund’s Board of Directors unanimously recommends that unitholders vote “FOR” the Proposal. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING UNITHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: • PROPOSALS: FOR WITHHOLD 1. To elect the following six Nominees to the Board of Directors of the Fund a. Jill R. Cuniff o o b. Kurt A. Keilhacker o o c. Peter W. MacEwen o o d. Eric Rakowski o o e. Victoria L. Sassine o o f. Garret W. Weston o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]